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                                                                Exhibit 99(j)(2)

                               CONSENT OF COUNSEL


     We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 37 to the Registration Statement (Nos. 33-11905 and 811-5010) of the Huntington Funds on Form N-1A under the Securities Act of 1933, as amended.


                                    /s/ Ropes & Gray

                                    Ropes & Gray

Washington, D.C.
May 1, 2001




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